SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 23, 2002

FACTUAL DATA CORP.

(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-24205	84-1449911

(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Hahns Peak Drive
Loveland, Colorado 80538

(Address of principal executive offices)

(970) 663-5700

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
SIGNATURES
EXHIBIT INDEX
EX-10.1 Amendment to Agreement and Plan of Merger

ITEM 5. OTHER EVENTS

     On August 22, 2002, the registrant signed an amendment to its Agreement and Plan of Merger dated July 23, 2002 with Fidelity National Information Services, Inc. The amendment extends both parties’ due diligence review period to August 29, 2002, and extends the period of time to complete the merger to October 31, 2002. See the attached amendment to the merger agreement filed herewith for further details.

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Exhibit No.	Description

10.1	Amendment No. 1 to Agreement and Plan of Merger

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTUAL DATA CORP.

Date:	August 23, 2002	By:	/s/ J.H. Donnan

J.H. Donnan, Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Agreement and Plan of Merger